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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): November 23, 2004

                          BOSTON SCIENTIFIC CORPORATION
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               (Exact name of registrant as specified in charter)

          DELAWARE                       1-11083                 04-2695240
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(State or other jurisdiction           (Commission             (IRS employer
      of incorporation)                file number)          identification no.)


      ONE BOSTON SCIENTIFIC PLACE, NATICK, MASSACHUSETTS        01760-1537
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           (Address of principal executive offices)             (Zip code)

       Registrant's telephone number, including area code: (508) 650-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the fling obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

            On November 23, 2004, Boston Scientific Corporation (the "Company") exercised its right under an existing licensing agreement among the Company, Angiotech Pharmaceuticals, Inc. ("Angiotech") and Cook Incorporated dated July 9, 1997 (the "Licensing Agreement") to obtain an exclusive license for the use of paclitaxel and other agents in the coronary vascular field. Pursuant to the terms of the amendment to the Licensing Agreement executed on November 23, 2004, the Company will pay Angiotech an additional one percent royalty on certain sales in exchange for the exclusive license. In addition, Angiotech granted the Company the ability to sublicense Angiotech technology in the coronary vascular field to third parties in exchange for approximately $14 million and other contingent amounts. A copy of the amendment is furnished with this report as
Exhibit 10.1.

            The Company issued a press release announcing that it exercised its right to obtain the exclusive paclitaxel license from Angiotech on November 23, 2004. A copy of the release is furnished with this report as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.


            10.1 Amendment between Angiotech Pharmaceuticals, Inc. and Boston Scientific Corporation modifying July 9, 1997 License Agreement among Angiotech Pharmaceuticals, Inc., Boston Scientific Corporation, and Cook Incorporated.

            99.1 Press Release issued by Boston Scientific Corporation dated November 23, 2004.
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                                    SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                BOSTON SCIENTIFIC CORPORATION


Date: November 24, 2004         By: /s/ Lawrence J. Knopf
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                                    Lawrence J. Knopf
                                    Vice President and Assistant General Counsel
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                                INDEX TO EXHIBITS

Exhibit
Number    Description
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10.1      Amendment between Angiotech Pharmaceuticals, Inc. and Boston
          Scientific Corporation modifying July 9, 1997 License Agreement among Angiotech Pharmaceuticals, Inc., Boston Scientific Corporation, and Cook Incorporated.

99.1 Press Release issued by Boston Scientific Corporation dated November 23, 2004.